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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): October 11, 2000


                         ADVANCED MICRO DEVICES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)


          DELAWARE                      1-7882                   94-1692300
          --------                      ------                   ----------
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)


          One AMD Place,
          P.O. Box 3453
          Sunnyvale, California                                  94088-3453
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(address of principal executive offices)                         (Zip Code)


Registrant's telephone number,
 including area code:                                            (408) 732-2400
                                                                  -------------

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Item 5.  Other Events.
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     On October 11, 2000, Advanced Micro Devices, Inc. (the "Company") announced its third quarter sales. The Company reported record net income of $408,567,000 on record sales of $1,206,549,000 for its third quarter ended October 1, 2000. Net income amounted to $1.18 per diluted share. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

         Number                    Exhibit
         ------                    -------

         99.1       Press release dated October 11, 2000.

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ADVANCED MICRO DEVICES, INC.



Date: October 18, 2000             By: /s/ Robert J. Rivet
                                       ___________________________________
                                       Robert J. Rivet
                                       Senior Vice President, Chief Financial
                                       Officer

                                       3
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                                 Exhibit Index
                                 -------------

     Number                Exhibit
     ------                -------

     99.1         Press release dated October 11, 2000.